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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported) June 23, 1997
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                              ICE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

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                                   Delaware
                (State or other jurisdiction of incorporation)


            0-16205                                       33-0214792
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(Commission File Number)                      (IRS Employer Identification No.)


7203 Earldom Avenue, Playa Del Ray, California                       90293
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (310) 305-1766
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Registrant's former name:    Skydoor Media & Entertainment, Inc.
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Registrant's former address: 18101 Von Karman Avenue, Suite 1940, Irvine,
                             --------------------------------------------
                             California, 92715
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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     The Registrant has engaged Williams & Webster, Certified Public
Accountants,("Williams & Webster") as its principal accountants. Williams & Webster's business address is 601 W. Riverside, Suite 1970, Spokane, WA 99201. The Registrant engaged Williams & Webster effective June 16, 1997. Williams & Webster replaces Fox & Fox. The termination of the Registrant's relationship with Fox & Fox has been previously reported. Neither the Registrant nor anyone on its behalf has consulted Williams & Webster during the two most recent past fiscal years regarding any matter for which reporting is required under Regulation S-K, Item 304(a)(2)(i) or (ii) and the related instructions. The decision to engage Williams & Webster was approved by the Board of Directors.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 23, 1997                   ICE HOLDINGS, INC.



                                        By:  /s/ Edward Hanson
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                                             Edward Hanson
                                        Its: Chief Financial Officer

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